UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 6, 2022

Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 NE Moore Court
Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)

(503) 268-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	LSCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders representing 130,257,196 shares, or 94.69% of the outstanding shares of common stock of the Company as of the March 11, 2022, the record date for the Annual Meeting, were present in person or by proxy. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows.

Proposal 1: Election of Directors

Our Board is currently comprised of six members. Each of the seven nominees for director was elected for a term of one year, and the voting results are set forth below:

Nominee	For	Withheld	Broker Non-Votes
James R. Anderson	125,068,998	187,776	5,000,422
Robin A. Abrams	108,364,274	16,892,500	5,000,422
Mark E. Jensen	125,064,334	192,440	5,000,422
Anjali Joshi	124,456,761	800,013	5,000,422
James P. Lederer	124,779,292	477,482	5,000,422
D. Jeffrey Richardson	124,459,709	797,065	5,000,422

Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022

The appointment of Ernst & Young was ratified, and the voting results are set forth below:

For	Against	Abstain
130,075,093	61,543	120,560

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

The advisory vote to approve the executive compensation of the Company’s named executive officers was approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
119,254,318	3,641,311	2,361,145	5,000,422

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

		By:	/s/ Tracy Feanny
Date:	May 9, 2022		Tracy Feanny Corporate Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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